UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 11, 2016

SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11475 Great Oaks Way, Suite 150, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are covered by the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believes,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predicts,” “project,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Form 8-K may include, without limitation, statements regarding projected growth, future revenue, benefits of entering into the investment agreements, anticipated improvements in earnings and other financial performance measures, future expectations concerning available cash and cash equivalents, assumptions underlying or relating to any of the foregoing, and other matters. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from results expressed in or implied by this Form 8-K. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in SANUWAVE Health, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, including the section titled “Risk Factors” therein, and all other filings made by the Company under the Exchange Act. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the filing date of this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement. We assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Item 1.01     Entry Into Material Definitive Agreement.

(1)     On March 11, 2016, in conjunction with an offering of securities (the “Offering”) of SANUWAVE Health, Inc., a Nevada Corporation (the “Company”), pursuant to an effective registration statement filed with the Securities and Exchange Commission (the “Commission”) of Form S-1 (Registration No. 333-208676) pursuant to the Securities Act of 1933, as amended (the “Act”), the Company entered into a Securities Purchase Agreement with certain “accredited investors” (as that term is defined in the Commission’s Regulation D) (the “Purchasers”) for the issuance of an aggregate total of 25,495,835 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for an aggregate total purchase price of $1,529,750. The Company intends to use the proceeds from the Offering for working capital and general corporate purposes. The initial Offering closed on March 11, 2016, at which time the securities were issued and the funds paid to the Company. A copy of the Form of Securities Purchase Agreement is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1, and is incorporated by reference herein.

In addition, the Company, in connection with the Offering, issued to the Purchasers an aggregate total of 25,495,835 warrants (the “Class L Warrants”) to purchase shares of Common Stock at an exercise price of $0.08 per share. Each Class L Warrant represents the right to purchase one share of Common Stock. The warrants vested upon issuance and expire on March 17, 2019. A copy of the Form of Class L Warrant is attached to this Current Report as Exhibit 4.1, and is incorporated by reference herein.

The Securities Purchase Agreement and the Class L Warrant (collectively the “Agreements”) are included in this Current Report to provide information regarding their respective terms. They are not provided to give factual information about the Company or any other parties thereto. In addition, the representations, warranties and covenants contained in the Agreements were made only for purposes of those Agreements and as of specific dates, were solely for the benefit of the parties to those Agreements, and may be subject to limitations agreed to by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these Agreements and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

The foregoing descriptions of each of the Agreements contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Agreements.

Michael N. Nemelka, the brother of a member of the Company’s board of directors and an existing shareholder of the Company, was a purchaser in the Offering.

Item 3.02     Unregistered Sales of Equity Securities.

On March 11, 2016, the Company completed the unregistered issuance and sale of 25,495,835 shares of Common Stock and 25,495,835 Class L Warrants, pursuant to the Offering, as described in Item 1.01 of this Current Report. To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

The issuance and sale of the Common Stock and the Class L Warrants described in Item 1.01 and 3.02 of this Current Report is exempt from registration under the Securities Act, pursuant to, inter alia, Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of these securities and is not offering securities to the public in connection with this issuance and sale.

Item 7.01     Regulation FD Disclosure

On March 14, 2016, the Company announced the initial Closing of the Offering described in Item 1.01 of this Current Report. A copy of the related press release is furnished with this Current Report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Class L Warrant.

10.1	Form of Securities Purchase Agreement, by and among the Company and the accredited investors a party thereto, dated March 11, 2016.

99.1	Press Release dated March 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: March 17, 2016	By:	/s/ Kevin A. Richardson, II
	Name:	Kevin A. Richardson, II
	Title:	Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Class L Warrant.

10.1	Form of Securities Purchase Agreement, by and among the Company and the accredited investors a party thereto, dated March 11, 2016.

99.1	Press Release dated March 14, 2016.